SUPPLEMENT

DATED DECEMBER 20, 2013 TO

THE HARTFORD VALUE FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2013 AND SUMMARY PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED AUGUST 30, 2013

REORGANIZATION OF THE HARTFORD VALUE FUND

WITH AND INTO THE HARTFORD VALUE OPPORTUNITIES FUND

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “The Hartford Mutual Funds”) approved on behalf of The Hartford Value Fund (the “Value Fund”), and the Board of Directors of The Hartford Mutual Funds II, Inc. (“The Hartford Mutual Funds II” and collectively with The Hartford Mutual Funds, the “Companies”) approved on behalf of The Hartford Value Opportunities Fund (the “Value Opportunities Fund”), an Agreement and Plan of Reorganization  that provides for the reorganization of the Value Fund into the Value Opportunities Fund (the “Reorganization”). The Reorganization does not require shareholder approval. We will be providing more information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in February as we move closer to the expected Reorganization date of April 7, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Value Fund to the Value Opportunities Fund in exchange for shares of the Value Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Fund on the valuation date for the Reorganization; (2) the assumption by the Value Opportunities Fund of all of the liabilities of the Value Fund; and (3) the distribution of shares of the Value Opportunities Fund to the shareholders of the Value Fund in complete liquidation of the Value Fund. Each shareholder of the Value Fund will receive shares of the Value Opportunities Fund of the same class, and in equal value to, the shares of the Value Fund held by that shareholder as of the Closing Date.

Please note that existing shareholders will be able to purchase shares of the Value Fund through the close of business on or about April 1, 2014. New investors will be able to continue to purchase shares of the Value Fund but only through the close of business on or about January 31, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7188	December 2013